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                                                                  Execution Copy

                     SECURITY AGREEMENT AND CHATTEL MORTGAGE
                             (Aircraft and Engines)

      THIS SECURITY AGREEMENT AND CHATTEL MORTGAGE executed as of July 24, 1997 (this "Mortgage"), by AMERICAN TRANS AIR, INC., an Indiana corporation (the "Mortgagor"), having its chief place of business at 7337 West Washington Street, Indianapolis, Indiana 46231, in favor of NBD Bank, N.A. a national banking association having its principal banking offices at One Indiana Square, Indianapolis, Indiana 46266, as Agent, and as the assignee of NBD Bank (in such capacity, the "Mortgagee") for the banks party from time to time to the Credit Agreement described below (herein individually called a "Bank" and collectively called the "Banks");

                              W I T N E S S E T H :

      WHEREAS, the Mortgagor is an air carrier certificated under Sections 41102 and 44705 of Title 49 of the United States Code, and holds air carrier operating certificates;

      WHEREAS, the Mortgagor has heretofore executed and delivered an Amended and Restated Security Agreement and Chattel Mortgage executed as of March 28, 1996 (hereinafter called the "Existing Mortgage"), and the Existing Mortgage was duly recorded by the Federal Aviation Administration of the Oklahoma City, Oklahoma, on May 28, 1996 as conveyance No. PP006297 pursuant to Section 44017 of Title 49 of the United States Code, as amended by the supplements described on Schedule II hereto, and this Mortgage amends and restates the Existing Mortgage in its entirety;

      WHEREAS, the Mortgagor has executed a Credit Agreement dated as of the date hereof (as amended or modified from time to time, the "Credit Agreement") with the Mortgagee, as Agent, Amtran, Inc., an Indiana corporation ("Amtran"), as a Guarantor, and the Banks, which replaces the credit agreement referenced in the Existing Mortgage;

      WHEREAS, it is a requirement under the Credit Agreement that the Mortgagor enter into this Mortgage for the benefit of the Mortgagee and the Banks to secure the payment and performance of the following covenants, indebtedness, liabilities, and obligations of the Mortgagor (being herein collectively called the "Obligation"):

      All present and future indebtedness, obligations, and liabilities, and all renewals and extensions thereof, now or hereafter owed to Mortgagee and the Banks, or any of them, by Mortgagor, arising from, by virtue of, evidenced by, or pursuant to the Credit Agreement, or the promissory notes issued pursuant thereto at any time ("Notes"), and any and all other indebtedness, obligations and liabilities arising from this Mortgage or any and all other instruments, agreements, guaranties, and documents ever delivered to Mortgagee or any Bank pursuant to the Credit Agreement at any time, including without limitation reimbursement obligations of the Mortgagor in connection with any letter of credit issued or to be issued by Mortgagee and any obligations to cash collateralize outstanding letters of credit and all other present and future indebtedness, obligations and liabilities under or pursuant to any other Loan Documents (as any of the foregoing may hereafter at any time and from time to time may be renewed, extended, amended, supplemented, or restated), and any and all renewals, extensions, or restatements of, or amendments or supplements to, all or any part of the foregoing, together with all interest accruing thereon (including

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without limitation any interest accruing subsequent to any petition filed by or against the Mortgagor or any Guarantor under the U.S. Bankruptcy Code) and all costs, expenses, and attorneys' fees incurred in the enforcement or collection of the indebtedness, obligations, and liabilities described in this paragraph, whether such are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several.

      NOW, THEREFORE, to secure the due and punctual payment and performance of the Obligation, the Mortgagor hereby mortgages to the Mortgagee, for the benefit of itself, the Administrative Agent and the Banks, and grants to the Mortgagee, for the benefit of itself, the Administrative Agent and the Banks, a security interest in the property described below (all property so subject to the lien and security interest of this Mortgage at any time being herein referred to as the "Mortgaged Aviation Property"):

      (a) The aircraft described in Schedule I hereto (each such aircraft, while it shall be subject to the lien and security interest of this Mortgage, being herein referred to as the "Mortgaged Airplane" and all of such aircraft so subject collectively being herein referred to as the "Mortgaged Airplanes"), together with (and the terms "Mortgaged Airplane" and "Mortgaged Airplanes" shall include) all appliances, parts, instruments, appurtenances, accessories and equipment (including, without limitation, communication and radar equipment) owned by the Mortgagor now or hereafter incorporated or installed in or attached to any of such aircraft, and all substitutions, replacements and renewals of any and all thereof owned by the Mortgagor and all other property owned by the Mortgagor which shall hereafter become physically incorporated or installed in or attached to such aircraft, whether any of the foregoing is now owned by the Mortgagor or hereafter acquired by it, exclusive of aircraft engines (except that the Mortgaged Engines (as defined below) shall be subject to such lien and security interest pursuant to clause (b) below);

      (b) All aircraft engines described in Schedule I hereto or described in any Supplemental Chattel Mortgage substantially in the form of Annex 1 hereto which shall be hereafter delivered to Mortgagee pursuant to the provisions of
Section 7 (any such engine, while it shall be subject to the lien and security interest of this Mortgage, being herein referred to as a "Mortgaged Engine" and all such engines so subject collectively being herein referred to as the "Mortgaged Engines") together with (and the terms "Mortgaged Engine" or "Mortgaged Engines" shall include) all appliances, parts, instruments, appurtenances, accessories and equipment owned by the Mortgagor now or hereafter incorporated or installed in or attached to such engine or engines, and all substitutions, replacements and renewals of any and all thereof owned by the Mortgagor and all other property owned by the Mortgagor which shall hereafter become physically incorporated or installed in or attached to such engine or engines, whether any of the foregoing is now owned by the Mortgagor or hereafter acquired by it, exclusive of the Mortgaged Airplanes (as defined above);

      (c) All books, records and documents of Mortgagor relating to the Mortgaged Aviation Property, its operation, maintenance or repair, including without limitation, all log book(s) for the Mortgaged Airplanes and all maintenance records, maintenance manuals, flight manuals, operating manuals and minimum equipment lists for the Mortgaged Airplanes or Mortgaged Engines, whether now owned or hereafter acquired; and

      (d) All proceeds of any of and all the properties described in paragraphs
(a) and (b) and (c) above, including, without limitation, all rents, leases and profits and all insurance proceeds (and the Mortgagor's right to receive such insurance proceeds) with respect to any of the Mortgaged Airplane or any Mortgaged Engine and other proceeds of any kind resulting from any Event of Loss (as hereinafter defined)


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with respect to any Mortgaged Airplane or Mortgaged Engine or otherwise arising with respect to any Mortgaged Airplane or Mortgaged Engine;

subject, however, to the provisions of Section 6 and 17 hereof.

      Mortgagor further covenants to Mortgagee and agrees with the Mortgagee as follows:

      SECTION 1. Certain Representatives, Warranties and Covenants. The Mortgagor hereby represents and warrants and hereby covenants as follows:

      (a) From and after the Closing Date (as defined in the Credit Agreement) the Mortgagor will have, and at all times thereafter will have, good title to the Mortgaged Airplanes and the Mortgaged Engines free and clear of all mortgages, deeds of trust, liens, security interests and other charges or encumbrances except for those created or permitted by this Mortgage or by the terms of the Credit Agreement and has, and at all times will have, full power and authority to mortgage and grant a lien and security interest in, and assign, the Mortgaged Aviation Property in the manner aforesaid.

      (b) The Mortgagor is, and at all times will be, (i) a "Citizen of the United States" as defined in Section 40102(a)(15) of 49 U.S.C., (ii) an air carrier as to which the provisions of Section 1110 of the United States Bankruptcy Code apply, and (iii) an air carrier certificated under Sections 41102(a) and 44705 of 49 U.S.C.

      (c) Each of the Mortgaged Airplanes is registered with the Federal Aviation Administration in the name of the Mortgagor and Mortgagor will take all necessary action to cause such registration to remain in effect. An airworthiness certificate has been duly issued under the Act for each of the Mortgaged Airplanes and all of such airworthiness certificates are in full force and effect.

      (d) The Mortgaged Airplanes and Mortgaged Engines are in such condition as to comply with the requirements of Section 4; and the insurance required by
Section 9 is in full force and effect.

      (e) The chief place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) of the Mortgagor is located at 7337 West Washington Street, Indianapolis, Indiana 46231.

      SECTION 2. Inspection. The Mortgagor will permit any authorized representatives of the Mortgagee to inspect the Mortgaged Aviation Property or any part thereof, and reasonably to examine, copy or make extracts from, any and all books, records and documents in the possession of the Mortgagor relating to the Mortgaged Aviation Property or any part thereof and performance of this Mortgage, all at such reasonable times and as often as may reasonably be requested. Mortgagee shall have no duty to make any such inspection or examination and Mortgagee shall not incur any liability or obligation by reason of not making any such inspection or examination.

        SECTION 3. Liens, Encumbrances and Claims. The Mortgagor will not directly or indirectly create, incur, assume or suffer to exist any lien, security interest, charge or encumbrance on or with respect to any part or all of the Mortgaged Aviation Property, title thereto or any interest therein, except any of the following (herein referred to collectively as "Permitted Encumbrances"): (a) the lien and security interest of this Mortgage, (b) transfers of possession and other acts permitted by Section 5, and (c) Permitted Liens as


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defined in the Credit Agreement.

      SECTION 4. Maintenance and Operation. Mortgagor shall bear all risk of loss of or damage to the Mortgaged Aviation Property. The Mortgagor, at its own cost and expense, shall service, repair and maintain each Mortgaged Airplane and each Mortgaged Engine and shall install replacement equipment and parts on each Mortgaged Airplane and each Mortgaged Engine so as to keep each Mortgaged Airplane and each Mortgaged Engine in such operating condition as may be required to permit each such Mortgaged Airplane and Mortgaged Engine to be utilized in commercial charter operations and scheduled airline service world-wide and shall maintain all records, logs and other materials that may be required to permit each Mortgaged Airplane and each Mortgaged Engine to be so utilized. Mortgagor will comply and will cause compliance with all laws, regulations or orders of governmental authority having jurisdiction over Mortgagor or the Mortgaged Aviation Property, including all applicable operational and maintenance requirements of the Federal Aviation Administration, and will at all times maintain in effect appropriate United States FAA Certificates of Airworthiness for each of the Mortgaged Airplanes. The Mortgagor agrees that the Mortgaged Airplanes and Mortgaged Engines will not be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Mortgaged Airplanes or Mortgaged Engines issued by any such authority, and in the event that such laws, rules, regulations or orders require alteration of any Mortgaged Airplane or any Mortgaged Engine, the Mortgagor, at its own cost and expense, will conform thereto or obtain conformance therewith and will maintain the same in proper operating condition under such laws, rules, regulations and orders; provided, however, that the Mortgagor may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner that does not materially adversely affect the interests of Mortgagee under this Mortgage. Without the prior written consent of Mortgagee, Mortgagor shall not fly any Mortgaged Airplane or any Mortgaged Engine or suffer any thereof to be flown or located to, from or within (a) any area excluded from coverage by any insurance policy required hereunder to be maintained in effect with respect to each of the Mortgaged Airplanes or any Mortgaged Engine or (b) any area of hostilities recognized or designated by the United States Government or an insurance carrier then insuring aircraft in Borrower's fleet, unless fully covered by war-risk hull insurance or unless such Mortgaged Airplane or such Mortgaged Engine is operated or used under contract or lease with the Government of the United States of America under which contract that Government shall assume all liability for any damage, loss, destruction or failure to return possession of such Mortgaged Airplane or such Mortgaged Engine at the end of the term of such contract.

      SECTION 5. Sale, Assignment, Lease, etc. Except as otherwise provided in the Credit Agreement, the Mortgagor will not, without the prior written consent of Mortgagee, sell, assign, lease or otherwise dispose of or relinquish possession of any of the Mortgaged Aviation Property, except that, unless a Default Event (as hereinafter defined) shall have occurred and be continuing, the Mortgagor may, in the ordinary course of business: (i) transfer possession of any Mortgaged Airplane or any Mortgaged Engine to the United States Government pursuant to a contract or lease meeting the requirements of the clause (b) of the proviso to the second sentence of Section 4, a copy of which shall be furnished to the Mortgagee; (ii) transfer possession of any Mortgaged Airplane or any Mortgaged Engine to the manufacturer thereof or any other organization for testing, repairs, servicing, maintenance, overhaul, alterations or modifications; (iii) enter into any lease of any Mortgaged Engine provided that any such lease does not have a term in excess of ninety (90) days; and (iv) enter into any "wet lease" or other similar arrangement under which the Mortgagor maintains operational control of the Mortgaged Aviation Property and which do not have a term in excess of six (6) months; provided, however, that, in connection with any of the foregoing, neither any


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Mortgaged Airplane nor any Mortgaged Engine shall be or become subject to any pooling, interchange or exchange agreement or arrangement without the prior written approval of the Mortgagee.

      SECTION 6. Release of Mortgaged Aviation Property. The property subject to this Mortgage shall be automatically released from the lien and security interest of this Mortgage and the Mortgagee shall release such property upon irrevocable payment and performance in full of the Obligation and the expiration or termination of the Commitments (as defined in the Credit Agreement). Portions of the property subject to this Mortgage shall also be released under the terms and conditions specified in Section 3.02 of the Credit Agreement.

      SECTION 7. Subsequently Mortgaged Engines. If an Event of Loss shall occur with respect to a Mortgaged Engine, but not to a Mortgaged Airplane, the Mortgagor shall give Mortgagee prompt written notice thereof and shall, within 30 days after the occurrence of such Event of Loss, duly convey to Mortgagee, for the benefit of itself, the Administrative Agent and the Banks, a lien and security interest in another equivalent engine of the same model and manufacturer owned or acquired by the Mortgagor (and not already subject to a security interest securing the Obligation), free and clear of all security interests, liens, charges and other encumbrances (except Permitted Encumbrances) and having a value and utility reasonably equivalent to, and being in as good operating condition as, and having performance and durability characteristics reasonably equivalent to, the Mortgaged Engine with respect to which such Event of Loss occurred if such Mortgaged Engine were in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss (any such engine so substituted hereunder being herein called a "Replacement Engine").

      In connection with any substitutions hereunder, the Mortgagor shall deliver to Mortgagee the following:

            (A) a Supplemental Chattel Mortgage substantially in the form of Annex 1 hereto duly executed by the Mortgagor appropriately describing the Replacement Engine or Engines to be subjected to the lien and security interest of this Mortgage;

            (B) a certificated signed by the President and by the Treasurer of the Mortgagor (an "Officers' Certificate"), dated the date of execution of such Supplemental Chattel Mortgage, stating:

            (1) that the Mortgagor is the owner of the Replacement Engines described in such Supplemental Chattel Mortgage, free and clear of all security interests, liens, charges and other encumbrances except Permitted Encumbrances and that legal and beneficial title thereto is vested in the Mortgagor;

            (2) that such Supplemental Chattel Mortgage has been duly authorized, executed and delivered by the Mortgagor;

            (C) an opinion or opinions of counsel for the Mortgagor acceptable to Mortgagee, as to matters set forth in subparagraph (2)(x) below, and of Crowe & Dunlevy, P.C., or other counsel acceptable to Mortgagee, as to the other matters set forth below, each such opinion to be dated the date of execution of such Supplemental Chattel Mortgage, stating, as the case may be:

            (D) that the Replacement Engine or Engines described in such Supplemental Chattel


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Mortgage are free and clear of all recorded security interests, liens, charges and other encumbrances, except Permitted Encumbrances;

            (i) that such Supplemental Chattel Mortgage (x) has been duly authorized, executed and delivered by the Mortgagor and is enforceable against the Mortgagor and (y) creates a valid first security interest in and to the Replacement Engine or Engines described in such Supplemental Chattel Mortgage, subject to Permitted Encumbrances, enforceable, wherever such Replacement Engine or Engines are located within the United States, against all third parties and securing all obligations purported to be secured thereby, and such security interest is fully perfected; and

            (1) that such Supplemental Chattel Mortgage has been duly filed for recordation in accordance with the provisions of the Act; it being understood that in rendering the foregoing opinions, counsel for matters set forth in subparagraph (2)(x) above may state that they do not give any opinion as to the laws of any jurisdictions other than the United States of America and the State of Indiana and that their opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and Crowe & Dunlevy, P.C., or such other counsel for other matters may state that their opinions are subject to the limitations, assumptions and exceptions set forth in the opinion of Crowe & Dunlevy, P.C., delivered in connection with the filing of this Mortgage; and

            (2) such evidence of title of the Mortgagor to such Replacement Engine or Engines, of the value thereof and compliance with the insurance provisions of Section 9 with respect thereto, as Mortgagee may reasonably request.

            SECTION 8. Replacement of Parts; Alterations, Modification and Additions. (a) The Mortgagor, at its own cost and expense, will promptly replace all appliances, parts, instruments, appurtenances, accessories and other equipment of whatever nature (collectively, the "Parts"), which may from time to time be incorporated or installed in or attached to any Mortgaged Airplane or any Mortgaged Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatever. In addition, in the ordinary course of maintenance, service, repair or testing, the Mortgagor may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, that, except as otherwise provided in paragraph (b) below, the Mortgagor shall replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all security interests, liens, charges and other encumbrances (except Permitted Encumbrances) and shall be in as good operating condition as, and shall have a value and utility reasonably equivalent to, the value and utility of Parts replaced.

            Except as provided in paragraph (b) below, all Parts owned by the Mortgagor at any time removed from any Mortgaged Airplane or any Mortgaged Engine shall remain subject to the lien and security interest of this Mortgage, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Mortgaged Airplane or such Mortgaged Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part owned by the Mortgagor becoming incorporated or installed in or attached to such Mortgaged Airplane or any Mortgaged Engine as above provided, without further act, such replacement Part shall become subject to the lien and security interest of this Mortgage.


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            (b) The Mortgagor, at its own cost and expense, may from time to time make such alterations and modifications in and additions to any Mortgaged Airplane or any Mortgaged Engine as the Mortgagor may deem desirable in the proper conduct of its business; provided, however, that no such alteration, modification or addition shall diminish the value, utility, condition or airworthiness of any Mortgaged Airplane or any Mortgaged Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition. All Parts owned by the Mortgagor incorporated or installed in or attached to or added to any Mortgaged Airplane or any Mortgaged Engine as the result of such alteration, modification or addition shall, without further act, become subject to the lien and security interest of this Mortgage.

            SECTION 9. Insurance, Events of Loss, Etc. (a) The Mortgagor will at all times carry and maintain in effect, or cause to be carried and maintained in effect, on the Mortgaged Aviation Property, at its own cost and expense, (i) third party and passenger liability insurance in an amount not less than the greater of (x) $150,000,000.00 per occurrence and (y) the amount of such insurance applicable to any other aircraft of the same model and manufacturer as the aircraft described on Schedule I hereto which is operated by the Mortgagor either as owner or as original primary lessee (and not as sublessee or assignee of another primary lessee) on which the Mortgagor carries insurance; (ii) property damage liability insurance; (iii) aircraft all-risk hull insurance for each Mortgaged Airplane and the Mortgaged Engines and Parts belonging to, installed in or appurtenant to each Mortgaged Airplane (which all-risk hull insurance shall include coverage of Mortgaged Engines and Parts while temporarily removed from the Mortgaged Airplanes and not replaced by similar components) in an amount not less than 100% of the replacement cost thereof (or such other amount as the Mortgagee may approve); (iv) all-risk of physical loss or damage insurance on Mortgaged Engines and Parts while removed from the Mortgaged Airplane; (v) war-risk insurance (when available from the United States or an agency thereof or a commercial carrier and required by Section 4); and (vi) baggage and cargo liability insurance; in each case in such amounts (except where amounts are specified above) and in such form, including without limitation the form of the loss payable clause and the designation of named insureds, and with such insurance companies, underwriters or funds of recognized responsibility as shall be reasonably satisfactory to Mortgagee and as shall be declared from time to time by independent aircraft insurance brokers (who may be the brokers regularly employed by the Mortgagor), appointed by the Mortgagor and reasonably acceptable to Mortgagee, to be necessary or advisable (in view of the insurance usually carried by corporations engaged in the same or a similar business as the Mortgagor, similarly situated with the Mortgagor and owning similar aircraft and engines) for the protection of the interests of Mortgagee. All insurance required hereunder shall provide for payment in the United States in U.S. Dollars. All third party and passenger liability and property damage liability insurance shall insure against liability which Mortgagee or the Mortgagor might incur by reason of the ownership or operation of any of the Mortgaged Airplanes in or over any area (including the high seas) in which any of the Mortgaged Airplanes is operated or located, shall be of the type usually carried by corporations engaged in the same or a similar business, similarly situated with the Mortgagor, and owning similar aircraft and engines and shall cover risks of the kind customarily insured against by such corporations and, in the case of property damage liability insurance, shall be in amounts that are not less than property damage liability insurance applicable to the other aircraft in the Mortgagor's fleet on which the Mortgagor carries such insurance.

            (b) All liability policies shall name Mortgagee as an additional insured as its interests may appear. All other policies required hereby covering loss or damage to the Mortgaged Aviation Property shall name Mortgagee as an additional insured as its interests may appear and as a lender loss payee and shall provide that any payment thereunder for any loss or damage shall be paid to Mortgagee, except as permitted under the Credit Agreement; provided, however, if no Default Event has occurred and is


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continuing and the Mortgagor is otherwise entitled to receive a payment thereunder, proceeds under such policies which are received by the Mortgagee may be disbursed by the Mortgagee to the Mortgagor upon the written request of the Mortgagor subject to and provided that each of the following conditions is satisfied in form and substance satisfactory to the Mortgagee: (i) all such proceeds shall be applied to repair in full any such loss or damage, (ii) the Mortgagee shall have determined in its sole discretion that such repairs are feasible and economically prudent, (iii) there are sufficient proceeds on deposit with the Mortgagee to completely repair any such loss or damage, or the Mortgagor shall deposit funds with the Mortgagee in the amount of any deficiency, (iv) all disbursements of such proceeds shall be paid by the Mortgagee from time to time as works progresses based upon disbursement procedures acceptable to the Mortgagee, (v) the repairs can be completed within sixty (60) days from the date of such loss or damage or such other time agreed to in writing between Mortgagor and Mortgagee, (vi) the Mortgagor shall pay or reimburse the Mortgagee for all of its reasonable costs and expenses incurred in connection with the disbursement of such proceeds, and (vii) upon completion of the repairs, the Mortgagee's collateral would not be impaired or value reduced in any way from the value thereof prior to the loss or damage, as determined by the Mortgagee. All policies shall insure the interests of Mortgagee regardless of any breach or violation by the Mortgagor of warranties, declarations or conditions contained in such policies or any action or inaction of the Mortgagee or others; each such policy shall be primary without right of contribution from any other insurance which is carried by the Mortgagor and shall expressly provide that all provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured; each such policy shall waive any right of subrogation of the insurers against Mortgagee; each such policy shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Mortgagee; and each such policy shall provide that, if any premium or installment is not paid when due, or if such insurance is canceled or terminated for any reason whatsoever, or if the scope of coverage or the limits of liability are reduced or any other material adverse change is made in or to the rights of Mortgagee, the insurers will promptly notify Mortgagee in writing and any such cancellation, termination or change shall not be effective as to the Mortgagee for 30 days (seven days in the case of war-risk policies) after receipt of such notice, and that appropriate certification shall be made to Mortgagee by each insurer with respect thereto.

            (c) Any insurance proceeds received as the result of any property damage loss not constituting an Event of Loss with respect to any Mortgaged Airplane or any Mortgaged Engine shall be applied in payment for any repair or replacement required by the terms of Section 7 or 8 if not already paid for by the Mortgagor, and any balance remaining after any such repair or replacement (or if already paid for by Mortgagor, all such insurance proceeds), shall be retained by, or immediately paid over to, the Mortgagor; provided, however, that no Default Event shall have occurred and be continuing; and provided further, however, that Mortgagee shall have received from the Mortgagor prior to the making of any such payment the Mortgagor a certificate signed by the President of the Mortgagor certifying that the property so damaged has been repaired in full, that the costs of such repair (which costs shall be specified in such certificate) have been paid in full, and that no Default Event shall have occurred and be continuing. If such repairs are made pursuant to contracts requiring advance or progress payments, such insurance requiring advance or progress payments, such insurance proceeds shall be paid over to the Mortgagor from time to time upon appropriate certification by the Mortgagor.

            (d) On or before the date of this Mortgage and thereafter at least once during each calendar year commencing with 1998, the Mortgagor will cause its insurance broker(s) to furnish the Mortgagee a detailed report signed by such broker(s) showing the insurance then carried and maintained on the Mortgaged Airplanes and Mortgaged Engines and stating the opinion of such broker(s) that the


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insurance then carried and maintained on the Mortgaged Airplanes and Mortgaged
Engines complies with the terms thereof. The Mortgagor will cause such broker(s) to agree to advise the Mortgagee in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Mortgagor of which it shall have knowledge that might invalidate or render unenforceable, in whole or in part, any such insurance. The Mortgagor will promptly deliver to the Mortgagee, if requested by the Mortgagee, copies of certificates of insurance evidencing all such insurance.

            (e) For purposes of this Mortgage the term "Event of Loss" shall mean any of the following events with respect to any Mortgaged Airplane or any Mortgaged Engine: (i) the actual total loss of such Mortgaged Airplane or such Mortgaged Engine, (ii) the Mortgaged Airplane or such Mortgaged Engine shall become lost, stolen (and not returned within 30 days), destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, (iii) any damage to such Mortgaged Airplane or such Mortgaged Engine that shall result in an insurance settlement with respect thereto on the basis of a total loss, or
(iv) the condemnation, confiscation or seizure of, or requisition of title to or use (other than use by the United States Government) of, such Mortgaged Airplane or such Mortgaged Engine continuing to the earlier of the expiration of 60 days thereafter or the receipt of insurance or other proceeds with respect thereto.

            SECTION 10. Indemnification and Expenses. The Mortgagor does hereby assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Mortgagee, the Administrative Agent and the Banks and their successors, assigns, representatives, officers, directors, agents and servants (the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal expenses, of whatsoever kind and nature imposed on, incurred by or asserted against any of the Indemnitees (whether or not also indemnified against by any other person) in any way relating to or arising out of this Mortgage, the Credit Agreement, the Note or the ownership, lease, service, control, repair, overhaul, testing, inspection, possession, management, use, operation, condition, sale or other disposition of any Mortgaged Aviation Property; provided, however, that the Mortgagor shall not be required to indemnify anyone for the willful misconduct or gross negligence of any of the Indemnitees. The indemnities contained in this Section shall continue in full force and effect notwithstanding the termination of this Mortgage with respect to claims arising or liabilities incurred prior to such termination.

            SECTION 11. Default Events; Remedies. (a) The following events shall constitute "Default Events" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Default Event shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

                  (i) the occurrence of any "Event of Default", as that term is defined in the Credit Agreement; or

                  (ii) the Mortgagor shall fail to carry and maintain insurance on or with respect to the Mortgaged Airplanes and/or Mortgaged Engines in accordance with the provisions of Section 9; or

                  (iii) the Mortgagor shall voluntarily create, incur or assume any lien, security interest, charge or encumbrance on or with respect to any part of or all the Mortgaged Aviation Property in violation of Section 3; or

                  (iv) the Mortgagor shall fail to maintain the registration of any of the Mortgaged Airplanes under the Act (and the regulations thereunder); or

                  (v) the Mortgagor shall sell, assign, lease or otherwise dispose of or relinquish possession of any of the Mortgaged Aviation Property in violation of Section 5; or

                  (vi) the Mortgagor shall fail to perform or observe any other covenant or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Mortgagee; or

                  (vii) any material representation or warranty made by the Mortgagor herein or any document or certificate furnished by the Mortgagor to Mortgagee in connection herewith shall at any time prove to have been incorrect in any material respect when made; or

                  (viii) this Mortgage shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void other than solely by reason of the gross negligence or willful misconduct of the Mortgagee.

            (b) If any Default Event shall occur and be continuing, then, in any such event, Mortgagee may forthwith to the extent permitted by applicable law:
(i) apply to a court of competent jurisdiction to obtain specific performance or observance by the Mortgagor of any covenant, agreement or undertaking on the part of the Mortgagor hereunder that the Mortgagor shall have failed to observe or perform or to obtain aid in the execution of any power granted herein, and/or
(ii) proceed to foreclose upon and against the lien and security interest created by this Mortgage according to the laws of the applicable jurisdiction by doing any one or more or all of the acts described in paragraph (c) below and/or the following acts, as the Mortgagee in its sole and complete discretion may then elect:

                  (A) exercise all the rights and remedies upon default, in foreclosure and otherwise, available to a mortgagee or secured party under the provisions of applicable law;

                  (B) institute legal proceedings to foreclose upon and against the lien and security interest granted by this Mortgage, to recover judgments for the Obligation then due and owing and secured hereby, and to collect the same out of any of or all the Mortgaged Aviation Property or the proceeds of any sale thereof;

                  (C) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any of or all the Mortgaged Aviation Property;

                  (D) without regard to the adequacy of the security for the Obligation by virtue of this Mortgage or any other collateral or to the solvency of the Mortgagor, institute legal proceedings for the appointment of a receiver or receivers with respect to any of or all the Mortgaged Aviation Property pending foreclosure hereunder or for the sale of any of or all the Mortgaged Aviation Property under the order of a court of competent jurisdiction or under other legal process; or

                  (E) personally or by agents or attorneys, enter upon any premises where the Mortgaged Aviation Property or any part thereof may then be located, and take possession of all or any part thereof, and hold, store and keep idle, or lease, operate or otherwise use or permit the use of, the Mortgaged Aviation Property or any part thereof, for such time and upon such terms as the Mortgagee may in its sole and complete discretion deem to be in its best interest, and demand, collect, and retain all rent, earnings, and other sums due and to become due in respect of the same from any party whomsoever, accounting only for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to paragraph (c) below, all other costs, expenses, charges, damages and other losses resulting from such use.

            At any sale pursuant to this Section 11, whether under the power of sale or by virtue of judicial proceedings, it shall not be necessary for Mortgagee or a public officer under order of a court to have present physical or constructive possession of the Mortgaged Aviation Property to be sold. Upon any sale hereunder of any of or all the Mortgaged Aviation Property or any interest therein, the receipt of the officer making such sale under judicial proceedings or of Mortgagee shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof. Any sale hereunder of any of or all the Mortgaged Aviation Property or any interest therein shall, to the extent permitted by applicable law, be a perpetual bar against the Mortgagor with respect to such Mortgaged Aviation Property or interest therein, as the case may be.

            (c) If Mortgagee should elect to foreclose upon and against the lien and security interest created in and by this Mortgage, the Mortgagor shall, upon demand of Mortgagee, deliver to Mortgagee all or any part of the Mortgaged Aviation Property at such time or times and place or places as Mortgagee may specify; and Mortgagee is hereby authorized and empowered to the extent permitted by law, with or without the aid of process of law, to enter upon any premises where the Mortgaged Aviation Property or any part thereof may be located and take possession of and remove the same. Mortgagee may thereafter sell, lease and dispose of, or cause to be sold, leased or disposed of, all or any part of the Mortgaged Aviation Property at one or more public or private sales, leasings or other dispositions, at such places and times and on such terms and conditions as the Mortgagee may deem fit. Mortgagee agrees to give the Mortgagor at least ten days' written notice of the date fixed for any public sale, or the date on or after which will occur the execution of any contract for any private sale, or any of the Mortgaged Aviation Property.

            SECTION 12. Application of Proceeds. If a Default Event shall occur and be continuing, the proceeds of any sale, lease or other disposition of all or any part of the Mortgaged Aviation Property under this Mortgage and all other sums realized by Mortgagee pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

            First: To the payment of the costs and expenses of such sale, lease, disposition or the realization, including reasonable compensation to the Mortgagee's agents and counsel, and all expenses, liabilities and advances made or incurred by Mortgagee in connection therewith, including without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and liens, if any, prior to the lien and security interest of this Mortgage (except any taxes or liens to which the respective sale, lease, disposition or realization shall have been subject) and to the payment of expenses and the reimbursements of payments incurred or made by Mortgagee pursuant to Section 15;

            Second: To the payment of the remainder of the Obligation.

            Third: Upon payment in full of the Obligation, the balance, if any, to the

Mortgagor or to such other person(s) as may lawfully be entitled to the remainder or as any court of competent jurisdiction may direct.

            SECTION 13. Mortgagee as Attorney. The Mortgagor hereby irrevocably and severally appoints Mortgagee the true and lawful attorney of the Mortgagor (with full power of substitution) in the name, place and stead of, and at the expense of, the Mortgagor in connection with the enforcement of the rights and remedies provided for in Sections 11 and 12: (a) to give any necessary receipts or acquittances for amounts collected or received thereunder, (b) to make all necessary transfer of all or any part of the Mortgaged Aviation Property in connection with any sale, lease or other disposition made pursuant hereto and
(c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, the Mortgagor hereby ratifying and confirming all that its said attorney (or any substitute) shall lawfully do hereunder and pursuant hereto. Nevertheless, if so requested by Mortgagee or a purchaser or lessor, the Mortgagor shall ratify and confirm any such sale, lease or other disposition by executing and delivering to Mortgagee or such purchaser or lessor all proper bills of sale, assignments, releases, leases and other instruments as may be designated in any such request.

            SECTION 14. Remedies Cumulative; Fees and Expenses. (a) No failure or delay on the part of Mortgagee in exercising, and no course of dealing with respect to, any right, power or remedy under this Mortgage, and no notice or demand that may be given to or made upon the Mortgagor with respect to any such right, power or remedy, shall constitute a waiver thereof or limit or impair the rights of Mortgagee to take any other or similar action or to exercise any other right, power or remedy granted in this Mortgage or otherwise available to Mortgagee; nor shall any single or partial exercise of any right, power or remedy under this Mortgage include any other or further exercise thereof or the exercise of any other right, power or remedy granted in this Mortgage or otherwise available to Mortgagee or prejudice its rights against the Mortgagor in any respect. Each and every remedy of the Mortgagee shall be cumulative and shall not be exclusive or any other remedies provided now or hereafter at law, in equity or otherwise.

                  (b) The Mortgagor shall reimburse Mortgagee for all counsel fees and other expenses paid or incurred by Mortgagee in exercising any rights, powers or remedies granted hereby.

                  (c) Mortgagor agrees, to the extent now or hereafter permitted by applicable law, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any valuation, appraisement, stay, extension or redemption law now or hereafter in force in any locality where any property subject to the lien and security interest of this Mortgage may be located, in order to prevent, hinder or delay the enforcement or foreclosure of this Mortgage, or the sale of the Mortgaged Aviation Property (or any part thereof), or the purchaser's rights to absolute possession thereof immediately after such sale. Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent now or hereafter permitted by applicable law, the benefit of all such laws, and any and all right to have any of the Mortgaged Aviation Property marshalled upon any such sale.

            SECTION 15. Mortgagee's Right to Perform for the Mortgagor. If the Mortgagor shall fail to make any payment required to be made by it hereunder or shall fail to perform or comply with any of its agreements contained herein, Mortgagee may (but shall not be obligated to), upon ten (10) days' prior written notice to the Mortgagor, make such payment or perform or comply with such agreement (including, without limitation, the agreement of the Mortgagor to maintain insurance pursuant to Section 9), and the amount of such payment and the amount of the reasonable expenses of Mortgagee incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the highest post-maturity per annum rate of interest provided for in the Note, shall be payable by the Mortgagor to Mortgagee on demand and shall constitute additional indebtedness secured by the lien and security interest of this Mortgage.

            SECTION 16. Further Assurances. The Mortgagor shall, at its own cost and expense (except as otherwise stated below): (i) as soon as practicable after the date hereof, cause each of the Mortgaged Airplanes and (if not prevented by applicable law or regulations or governmental authority, and if it will not adversely affect the proper use thereof) each Mortgaged Engine included in the Mortgaged Aviation Property to be legibly marked (in a reasonably prominent location) with such a plate, disk or other marking of customary size, and bearing such a legend, as shall in the opinion of Mortgagee be appropriate or desirable to evidence the fact that it is subject to the lien and security interest created by this Mortgage (and until such Mortgaged Airplane or such Mortgaged Engine shall be released from the lien and security interest of this Mortgage, the Mortgagor shall not remove or deface, or permit to be removed or defaced, any such plate, disk or other marking or the identifying manufacturer's serial number, and, in the event of such removal or defacement, shall promptly cause such plate, disk or other marking or serial number to be promptly replaced) and (ii) cause this Mortgage, and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded, at all times, in such places in the United States and such places outside the United States to which any of the Mortgaged Airplanes shall be operated as shall be required in order to perfect and preserve the rights of Mortgagee hereunder and furnish to Mortgagee an opinion or opinions of counsel or other evidence satisfactory to Mortgagee of each such filing or recordation, and, without limitation of any of the foregoing, at the request of Mortgagee, promptly correct any defect, error or omission that may at any time hereafter be discovered in the contents of this Mortgage or in the execution, acknowledgment or delivery hereof, and will execute, acknowledge and deliver to Mortgagee such further documents and assurances and take such further action as Mortgagee may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Mortgage and to establish and protect the rights and remedies created or intended to be created in favor of the Mortgagee hereunder without limiting anything set forth above, the Mortgagor shall promptly file and record such financing statements, continuation statements and other instruments or documents with respect to the lien and security interest created hereby as Mortgagee may reasonably deem necessary or appropriate fully to perfect the lien and security interest, or fully to protect its interests, hereunder. Where allowed by applicable law, Mortgagor hereby authorizes Mortgagee to file financing statements and continuation statements signed only by the Mortgagee.

            SECTION 17. Termination. Unless otherwise provided herein, this Mortgage and the lien and security interest granted by this Mortgage shall terminate at the date when the Obligation shall have been irrevocably fully paid and performed and the Commitments (as defined in the Credit Agreement) shall have expired or been terminated. Upon termination of this Mortgage, as aforesaid, the Mortgagee shall execute and deliver to the Mortgagor at the Mortgagor's expenses, such instruments of release and termination as shall be appropriate in the premises.

            SECTION 18. Miscellaneous. Any provision of this Mortgage which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Mortgagor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Mortgagor and Mortgagee. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Mortgagor, the Mortgagee and their respective successors and assigns. The captions in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 19. Governing Law. This Mortgage shall be construed and enforced in accordance with, and governed by the laws of the State of Indiana, except to the extent that the law of some other jurisdiction may be mandatorily applicable to the proceedings taken for the enforcement of the rights of Mortgagee hereunder; provided, however, that any remedies herein provided that are valid under the laws of the jurisdiction where proceedings for the enforcement hereof shall be taken shall not be affected by any invalidity thereof under the laws of the State of Indiana.

            SECTION 20. Execution and Delivery. This Mortgage may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement And Chattel Mortgage to be duly executed, as of the day and year first above written.

AMERICAN TRANS AIR, INC.


By: /s/ Kenneth R. Wolff
    ------------------------------------
    Executive Vice President and
    Chief Financial Officer

NBD BANK, N.A., as Mortgagee


By:
   -------------------------------------

    Its:
         -------------------------------

Dated:

or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Mortgagor and Mortgagee. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Mortgagor, the Mortgagee and their respective successors and assigns. The captions in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 19. Governing Law. This Mortgage shall be construed and enforced in accordance with, and governed by the laws of the State of Indiana, except to the extent that the law of some other jurisdiction may be mandatorily applicable to the proceedings taken for the enforcement of the rights of Mortgagee hereunder; provided, however, that any remedies herein provided that are valid under the laws of the jurisdiction where proceedings for the enforcement hereof shall be taken shall not be affected by any invalidity thereof under the laws of the State of Indiana.

            SECTION 20. Execution and Delivery. This Mortgage may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement And Chattel Mortgage to be duly executed, as of the day and year first above written.

AMERICAN TRANS AIR, INC.


By:
    ------------------------------------
    Executive Vice President and
    Chief Financial Officer

NBD BANK, N.A., as Mortgagee


By: /s/ Scott C. Morrison
   -------------------------------------

    Its:  Vice President
         -------------------------------

Dated:

                                                                         ANNEX 1
                                                           to Security Agreement
                                                            and Chattel Mortgage

                     [FORM OF SUPPLEMENTAL CHATTEL MORTGAGE]

                   SUPPLEMENTAL CHATTEL MORTGAGE NO.__________

            SUPPLEMENTAL CHATTEL MORTGAGE dated as of __________, 19__, between AMERICA TRANS AIR, INC., an Indiana corporation (hereinafter called the "Mortgagor"), having its chief place of business at 7337 West Washington Street, Indianapolis, Indiana 46231, as mortgagor, and NBD BANK, N.A., a national banking association having its principal banking offices at One Indiana Square, Indianapolis, Indiana ("Mortgagee"), as Mortgagee under the Mortgage described below;

            WHEREAS the Mortgagor has heretofore executed and delivered to the Mortgagee a Security Agreement and Chattel Mortgage dated July __, 1997 (hereinafter called the "Mortgage"), covering the property of the Mortgagor therein described, to secure the due and punctual payment and performance of the Obligation (as defined in the Mortgage);

            WHEREAS the Mortgage was duly recorded with the Federal Aviation Administration at Oklahoma City, Oklahoma, on _____________, 19____, as Conveyance No. _____________ pursuant to the Federal Aviation Act of 1958, as amended;

            WHEREAS the Mortgagor is the legal and beneficial owner of each of the "Engines" (as hereinafter defined), free and clear of all liens and encumbrances except Permitted Encumbrances, and desires to execute and deliver this Supplemental Chattel Mortgage for the purpose of specifically subjecting said property to the lien of the Mortgage;

            WHEREAS the Mortgagor is an air carrier certificated under Section 401 of the Federal Aviation Act of 1958, as amended, and holds air carrier operating certificates; and

            WHEREAS all things necessary to make this Supplemental Chattel Mortgage valid, binding and legal obligation of the Mortgagor, including all proper corporate action on the part of the Mortgagor, have been done and performed and have happened;

            NOW, THEREFORE, THIS SUPPLEMENTAL CHATTEL MORTGAGE WITNESSETH, that, to secure the due and punctual payment and performance of the Obligation and to secure performance of all obligations and covenants of the Mortgagor under the Mortgage, as supplemented hereby, the Mortgagor hereby mortgages to the Mortgagee, for the benefit of itself, the Administrative Agent and the Banks (as defined in the Mortgage), and grants to the Mortgagee, a security interest in the following engine(s) (the "Engines"):

                                                                  Manufacturer's
Manufacturer                          Model                       Serial Number
------------                          -----                       -------------

            TO HAVE AND TO HOLD all and singular the Engines unto the Mortgagee, for the benefit of itself, the Administrative Agent and the Banks (as defined in the Mortgage), and its successors and assigns, for the uses and purposes and subject to the terms, provisions, agreements and covenants set forth in the Mortgage.

            This Supplemental Chattel Mortgage is intended to be delivered in the State of Indiana and shall be governed by the laws of that State.

            This Supplemental Chattel Mortgage shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            This Supplemental Chattel Mortgage may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Supplemental Chattel Mortgage.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Chattel Mortgage to be duly executed, as of the day and year first above written.


                                         AMERICAN TRANS AIR, INC.,


                                         By:
                                            ---------------------------------
                                            Title:

("Mortgagor")

                       [Add Appropriate Acknowledgements]

              SCHEDULE 1 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE

                                  The Aircraft

The following aircraft:

                                             Manufacturer                U.S.
Manufacturer            Model                  Serial No.           Registry No.
------------            -----                  ----------           ------------

Lockheed             L-1011-385-1            193C-1052                 N185AT
Lockheed             L-1011-385-1            193C-1057                 N192AT
Lockheed             L-1011-385-1            193C-1071                 N193AT
Lockheed             L-1011-385-1            193C-1074                 N186AT
Lockheed             L-1011-385-1            193C-1081                 N189AT
Lockheed             L-1011-385-1            193C-1084                 N191AT
Lockheed             L-1011-50               193C-1077                 N187AT
Lockheed             L-1011-385-1            193C-1041                 N195AT
Lockheed             L-1011-385-1            193C-1086                 N190AT
Lockheed             L-1011-385-1            193B-1076                 N196AT
Lockheed             L-1011-385-1            193P 1082                 N197AT
Lockheed             L-1011-385-1            193C-1078                 N188AT

                                   The Engines

The following engines, each of said engines being 750 or more rated takeoff horsepower or its equivalent:
                                                                   Manufacturer
Manufacturer                          Model                         Serial No.
------------                          -----                         ----------

Rolls Royce                      RB211-22B-02                          10353
Rolls Royce                      RB211-22B-02                          10279
Rolls Royce                      RB211-22B-02                          10259
Rolls Royce                      RB211-22B-02                          10254
Rolls Royce                      RB211-22B-02                          10238
Rolls Royce                      RB211-22B-02                          10383
Rolls Royce                      RB211-22B-02                          10354
Rolls Royce                      RB211-22B-02                          10341
Rolls Royce                      RB211-22B-02                          10362
Rolls Royce                      RB211-22B-02                          10236
Rolls Royce                      RB211-22B-02                          10255
Rolls Royce                      RB211-22B-02                          10347
Rolls Royce                      RB211-22B-02                          10251
Rolls Royce                      RB211-22B-02                          10208
Rolls Royce                      RB211-22B-02                          10286
Rolls Royce                      RB211-22B-02                          10331
Rolls Royce                      RB211-22B-02                          10260
Rolls Royce                      RB211-22B-02                          10258
Rolls Royce                      RB211-22B                             10219
Rolls Royce                      RB211-22B                             10274
Rolls Royce                      RB211-22B                             10323
Rolls Royce                      RB211-22B                             10319
Rolls Royce                      RB211-22B                             10357
Rolls Royce                      RB211-22B                             10561
Rolls Royce                      RB211-22B-02                          10311
Rolls Royce                      RB211-22B-02                          10273
Rolls Royce                      RB211-22B-02                          10358
Rolls Royce                      RB211-22B                             10348
Rolls Royce                      RB211-22B                             10349
Rolls Royce                      RB211-22B                             10351
Rolls Royce                      RB211-22B                             10503
Rolls Royce                      RB211-22B                             10300
Rolls Royce                      RB211-22B                             10466
Rolls Royce                      RB211-22B                             10335
Rolls Royce                      RB211-22B                             10235
Rolls Royce                      RB211-22B                             10394

                                   SCHEDULE II

                                             Recording
Document                  Date                 Date               Conveyance No.
--------                  ----                 ----               --------------

1st Supplement          9/24/96               11/5/96                HH013243

2nd Supplement          11/12/96              12/30/96                Z00193

3rd Supplement          12/30/96              2/13/97                DD011948